                                                                   Exhibit 10.17

                          FIRST AMENDED AND RESTATED
                   REVOLVING CREDIT AND TERM LOAN AGREEMENT
                   ----------------------------------------

          THIS FIRST AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT ("Agreement") is entered into as of January 11, 2001, among COORSTEK, INC., a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A. (in its capacity as Administrative Agent, "Administrative Agent"), Required Lenders under the Existing Agreement (defined below), Increasing Lenders (defined below), and Guarantors under the Existing Agreement. Unless otherwise indicated, (a) all capitalized terms used herein shall have the meaning set forth in the Existing Agreement, (b) all Section, Exhibit, and Schedule references herein are to Sections, Exhibits, and Schedules in or to the Existing Agreement, and (c) all Paragraph references herein are to Paragraphs in this Agreement.

                                R E C I T A L S
                                ---------------

          A. Borrower has entered into the Revolving Credit and Term Loan Agreement (as renewed, extended, or amended to date, the "Existing Agreement") dated as of December 6, 1999, but effective as of December 13, 1999, with Administrative Agent and certain other Agents and Lenders party thereto providing for, among other things, revolving credit and term loan facilities in the aggregate principal amount of $270,000,000.

          B. Borrower has requested that (i) the Revolver Commitment be increased from $95,000,000 to $125,000,000, and (ii) certain provisions of the Existing Agreement affecting sale-leaseback arrangements and Capital Expenditures be amended.

          C. Subject to the terms and conditions of this Agreement, (i) certain Lenders ("Increasing Lenders") have agreed to increase their respective Committed Sums under the Revolver Facility, and (ii) Required Lenders and Administrative Agent are willing to entirely amend, modify, and restate the Existing Agreement in order, among other things, to (A) increase the aggregate Revolver Commitment to $125,000,000, (B) amend Schedule 2.1 to reflect the resulting increases in the Increasing Lenders' respective Committed Sums under the Revolver Facility, (C) amend Section 9.13 to permit certain Liens filed by owners of equipment leased to a Company, (D) amend Section 9.20 to permit certain advances in connection with permitted sale-leaseback arrangements, (E) amend Section 9.23 to permit the sale of certain assets in connection with permitted sale-leaseback arrangements, (F) amend Section 9.24 to permit certain sale-leaseback arrangements, and (G) amend Section 9.30(d) to increase the dollar amount of Capital Expenditures permitted thereunder.

          In consideration of the foregoing and the mutual covenants contained herein, Borrower, Guarantors, Administrative Agent, Required Lenders, and Increasing Lenders agree as follows:

1.        Amendment and Restatement of Existing Agreement.
          -----------------------------------------------
2.
(a)  Restatement.  All of the terms, provisions, and conditions of the Existing
     -----------
Agreement are incorporated herein by reference and are deemed restated in their entirety except as amended by the provisions set forth in this Paragraph 1 and Replacement Schedule 2.1 as provided in this Paragraph 1. The amendment and restatement of the Existing Agreement hereunder is not intended by the parties to constitute either a novation or a discharge or satisfaction of the indebtedness, obligations, and Liens under the Existing Agreement or other Loan Documents, which indebtedness, obligations, and Liens under the Existing Agreement and other Loan Documents shall remain outstanding hereunder on the terms and conditions of this Agreement.
(b)

(c)       Definitions.
          -----------
(d)
          (i) The following definitions in Section 1.1 of the Existing Agreement are deleted in their entirety and the following definitions are substituted therefor:

          "Agreement means this First Amended and Restated Revolving Credit and
           Term Loan Agreement (which amends and restates the Revolving Credit and Term Loan Agreement dated as of December 6, 1999, but effective as of December 13, 1999) and all Exhibits and Schedules hereto, as the same may be amended, modified, supplemented, or restated from time to time."

           "Capital Expenditures means any expenditure for the acquisition, construction, improvement, or replacement of land, buildings, equipment, or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance), including any obligations to pay rent or other amounts under a Capital Lease; provided, however, that (a) Capital Expenditures shall not include Permitted Acquisitions, (b) Capital Expenditures shall include any amount advanced by any Company in connection with any agency relationship described in Section 9.20(j) that remains outstanding 180 days or more after such advance, (c) to the extent the purchase price of any equipment that subsequently becomes subject to an operating lease pursuant to a sale-leaseback arrangement permitted under Section 9.24 has been included as a Capital Expenditure, such purchase price may be excluded from the calculation of total Capital Expenditures at the time the sale-leaseback arrangement becomes effective, and (d) to the extent the purchase price of any equipment that subsequently becomes subject to a Capital Lease pursuant to a sale-leaseback arrangement permitted under
           Section 9.24 has been included as a Capital Expenditure, such purchase price may be excluded from the calculation of total Capital Expenditures at the time the sale-leaseback arrangement becomes effective so long as any obligations to pay rent or other amounts under such Capital Lease are included in such calculation of total Capital Expenditures."

           "Revolver Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $125,000,000."

           "Significant Sale means any sale, lease, transfer, or other disposition of any property or assets (tangible or intangible, including the stock of any Company) by any Company to any other Person (other than any sale, lease, transfer, or other disposition contemplated by Sections 9.23(a) through (f)) with respect to which the Net Cash Proceeds received by the Companies for such asset disposition (or when aggregated with the Net Cash Proceeds from all such other asset dispositions occurring in the same calendar year) equals or exceeds $10,000,000."

     (i)   The following definition is added to Section 1.1:

           "Restatement Effective Date means the date designated in writing by Administrative Agent as the date upon which Borrower has satisfied the conditions precedent to the effectiveness of this Agreement."

(a)  Other Amendments.  The following provisions of the Existing Agreement are
     ----------------
 amended as follows:
(b)
     (i) Section 9.13 relating to Permitted Liens is amended to allow the filing of certain Liens by owners of equipment leased to a Company by:

               (a) deleting the word "and" at the end of clause (viii);

               (b) deleting the period at the end of clause (ix) and replacing it with the following: "; and"; and;

               (c) adding the following provision to the end of Section 9.13:

                   "(x) Liens filed by the owner of equipment leased to a Company, so long as (A) such Lien does not extend to any asset other than the equipment leased to such Company by such owner, and (B) on any date of determination, the aggregate value of all equipment subject to Liens permitted under this
                   Section 9.13(b)(x) shall not exceed the lesser of (x) $30,000,000 or (y) the aggregate purchase price originally paid for all equipment subject to such Liens."

     (i) Section 9.20 relating to loans, advances, and investments is amended to allow certain advances of money in connection with certain sale-leaseback arrangements by:

               (a) deleting the word "and" at the end of clause (h);

               (b) deleting the period at the end of clause (i) and replacing it with the following:
                   "; and"; and

               (c) adding the following provision to the end of Section 9.20:

                   "(j) So long as no Default or Potential Default then exists or arises, advances of money to third parties in connection with agency relationships established to facilitate the purchase of equipment in connection with sale-leaseback arrangements permitted under Section 9.24."

          (i) Section 9.23 relating to the sale of assets is amended to allow the sale of certain assets pursuant to permitted sale-leaseback arrangements, by deleting Section 9.23 in its entirety and replacing such provision with the following:

                   "9.23 Sale-of Assets. No Company shall sell, assign,
                         --------------
                   transfer, or otherwise dispose of any of its assets, other than (a) sales of inventory in the ordinary course of business, (b) the sale, discount, or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection, (c) occasional sales of immaterial assets for consideration not less than the fair market value thereof, (d) dispositions of obsolete assets, (e) sale, leases, or other disposition among Loan Parties, (f) sale of equipment to a lessor in connection with sale-leaseback arrangements permitted under Section 9.24, and (g) if no Default or Potential Default then exists or arises as a result thereof, sales of assets, other than those in clauses
                   (a) through (f), for fair value for cash or Cash Equivalents; so long as (i) the aggregate value of all assets sold pursuant to clause (g) during any fiscal year shall not exceed $10,000,000 and (ii) concurrently with any such disposition, Borrower shall make the mandatory prepayments (if any) required by Section 3.3(b)(iii)."

          (i) Section 9.24 relating to sale-leaseback financing is amended to allow certain sale-leaseback arrangements, by deleting Section 9.24 in its entirety and replacing such provision with the following:

                   "9.24 Sale-Leaseback Financings. No Company will enter into
                         -------------------------
                   any sale-leaseback arrangement with any Person pursuant to which such Company shall lease any asset (whether now owned or hereafter acquired) if such asset has been or is to be sold or transferred by any Company to any other Person; provided that, notwithstanding the foregoing, any Company may enter into a sale-leaseback arrangement with respect to equipment acquired by any Company no more than 180 days prior to entering into such sale-leaseback arrangement, so long as the aggregate purchase price originally paid by any Company for the subject equipment for all such sale-leaseback arrangements during any fiscal year does not exceed $15,000,000."

(i) Section 9.30(d) relating to Capital Expenditures is amended to increase certain Capital Expenditures by deleting Section 9.30(d) in its entirety and replacing such provision with the following:

                   "(d) Capital Expenditures. Commencing on and after January 1,
                        --------------------
                   2000, the Companies shall not make Capital Expenditures in any two consecutive fiscal years if the aggregate amount of such expenditures would exceed $100,000,000."

          (i) Schedule 2.1 is entirely deleted and replaced with the attached Replacement Schedule 2.1; and all references to Schedule 2.1 in the Loan Documents and all documents delivered pursuant thereto or in connection therewith or as an amendment, modification, restatement, or supplement thereto, shall henceforth include references to Replacement Schedule 2.1.

          (i) Schedule 8.3 is entirely deleted and replaced with the attached Replacement Schedule 8.3; and all references to Schedule 8.3 in the Loan Documents and all documents delivered pursuant thereto or in connection therewith or as an amendment, modification, restatement, or supplement thereto, shall henceforth include references to Replacement
          Schedule 8.3.

(a) All references in the Loan Documents to the "Agreement" or the "Credit Agreement," and all documents delivered pursuant thereto or in connection therewith or as an amendment, modification, restatement, or supplement thereto, shall henceforth include references to the First Amended and Restated Revolving Credit and Term Loan Agreement as the same may, from time-to-time, be further amended, modified, restated, extended, renewed, and/or increased.
(b)
(c) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
(d)
2.        Increases in Committed Sums under the Revolver Facility.
          -------------------------------------------------------
3.
(a) Effective on and after the Restatement Effective Date (as such term is defined in Paragraph 1, and herein so called), each Increasing Lender agrees that its Committed Sum under the Revolver Facility shall be increased to the amount corresponding to the Revolver Facility set forth opposite its name on Replacement Schedule 2.1 attached hereto. Accordingly, each Revolver Lender's Commitment Percentage shall be recalculated to reflect the new proportionate share of the revised Revolver Commitment as stated on Replacement Schedule 2.1.

(a) Furthermore, to the extent any Revolver Principal Debt is outstanding on the Restatement Effective Date (excluding any Revolver Loans made on such date), then on such date, each Increasing Lender shall pay to Administrative Agent (for ratable distribution to the other Revolver Lenders) an amount equal to its Commitment Percentage of the Revolver Principal Debt then outstanding, which is deemed assumed and purchased from the other Revolver Lenders. All such payments shall reduce the Revolver Principal Debt owed to each Revolver Lender receiving such payments and shall represent a Borrowing under the Revolver Facility by Borrower from the appropriate Increasing Lender. On and after the Restatement Effective Date, the Increasing Lenders shall be entitled to share ratably in interest accruing in accordance with the Loan Documents.
(b)
(c) To the extent a payment contemplated in Paragraph 2(b), if any, occurs on a date other than the last day of any Interest Period for any outstanding Eurodollar Rate Borrowing, Borrower agrees to pay to each Lender (upon the request of each such Lender) the amounts required by Section 5.5(a) in connection therewith.
(d)
2.        Conditions Precedent.   Notwithstanding any contrary provision, this
          --------------------
Agreement is not effective until the date upon which Administrative Agent receives all of the following (each in form and substance acceptable to Administrative Agent):
3.
(a)       This Agreement.  Counterparts of this Agreement (together with all
          --------------
Schedules and Exhibits) executed by Borrower, Administrative Agent, Required Lenders, Increasing Lenders, and Guarantors;

(b)
(c)       Notes.  With respect to any Increasing Lender and only to the extent
          ------
requested pursuant to Section 3.1(b), a replacement Revolver Note substantially in the form of Exhibit A-1 payable to such requesting Increasing Lender;
(d)
(e)       Officers' Certificates. Officers' Certificates of Borrower and of each
          ----------------------
Guarantor (i) certifying that there have been no changes to its Articles of Incorporation and Bylaws since the date of their last certification pursuant to the Loan Documents, (ii) confirming the continued incumbency of its officers since the date of their last certification pursuant to the Loan Documents, and
(iii) certifying copies of resolutions duly adopted by its Board of Directors approving this Agreement and the other Loan Documents and authorizing the transactions contemplated in such Loan Documents;
(f)
(g)       Payment of Fees and Expenses.  Payment of all unpaid fees and expenses
          ----------------------------
payable on or prior to the date hereof to Administrative Agent, including, without limitation, fees and expenses of counsel pursuant to Paragraph 5(c).
(h)
(i)       Opinion. Opinion of Borrower's counsel addressed to Administrative
          -------
Agent and Lenders, in form and substance satisfactory to Administrative Agent.
(j)
(k)       Other Documents. Such other agreements, documents, instruments,
          ---------------
opinions, certificates, and evidences as Administrative Agent may reasonably request. Administrative Agent shall, upon request of Borrower, confirm to Borrower that it has received all such items so requested.
(l)
4.        Waiver.
          ------
5.
(a)       Borrower's Waiver Request. Borrower has informed Administrative Agent
          -------------------------
that it has formed three new Domestic Subsidiaries (the "Subject Domestic Subsidiaries") as set forth on the attached Replacement Schedule 8.3 and has transferred certain assets of one or more previously existing Domestic Subsidiaries to one or more of the Subject Domestic Subsidiaries, but, in connection therewith, has inadvertently failed to comply with the provisions of
Section 9.16 (Permitted Acquisitions, Subsidiary Guaranties, and Collateral Documents), Section 9.20 (Loans, Advances, and Investments), and Section 9.23 (Sale of Assets) in a timely manner (the "Subject Noncompliance"). Borrower has requested that Required Lenders waive the Subject Noncompliance. Required Lenders are willing to grant and agree to such waver, subject to and upon the terms and conditions set forth in Paragraph 4.
(b)
(c)       Waiver and Conditions. Required Lenders waive any Default or Potential
          ---------------------
Default that may exist or arise solely as a result of the Subject Noncompliance and agree that Lenders will not exercise their Rights under the Loan Documents solely as a result of the Subject Noncompliance; provided, however, that, the waiver herein granted is expressly conditioned upon the requirement that Borrower shall have satisfied the requirements of Sections 9.16, 9.20, and 9.23 no later than January 26, 2001. Except as expressly stated, this Paragraph 4 is not a waiver of existing or future Defaults or Potential Defaults or a waiver of Administrative Agent's or any Lender's Rights to insist upon compliance by all relevant parties with each Loan Document. The failure of Borrower to comply with the conditions or limitations set forth in this Paragraph 4 shall constitute a Default entitling Lenders to exercise their respective Rights under the Loan Documents. The waiver under this Paragraph 4 is expressly subject to the condition that no Default or Potential Default now exists or will arise as a result of the formation of the Subject Domestic Subsidiaries, other than Defaults or Potential Defaults expressly waived in accordance with the Loan Documents.

(d)
6.        Miscellaneous.
          -------------
7.
(a)       Acknowledgment and Ratification. As a condition precedent to, and as a
          -------------------------------
material inducement to Administrative Agent and Lenders with respect to this Agreement, Borrower and each Guarantor (with the knowledge and intent that Administrative Agent and Lenders are relying upon the same in entering into this Agreement) (i) consent to the agreements in this Agreement, including, without limitation, the increased Revolver Commitment, and (ii) agree and acknowledge that the execution, delivery, and performance of this Agreement shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, Guaranties, and Rights thereunder are hereby ratified and confirmed.
(b)
(c)       Representations. As a condition precedent to, and as a material
          ---------------
inducement to Administrative Agent and Lenders with respect to this Agreement, Borrower and each Guarantor represent and warrant to Administrative Agent and Lenders (with the knowledge and intent that Administrative Agent and Lenders are relying upon the same in entering into this Agreement) that as of the Restatement Effective Date and as of the date of execution of this Agreement,
(i) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (A) any of them speak to a different specific date or (B) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Documents or by this Agreement, (ii) no Potential Default or Default exists, and (iii) this Agreement has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Agreement shall be binding and enforceable against Borrower and each Guarantor in accordance with its terms.
(d)
(e)       Expenses. Borrower shall pay all costs, fees, and expenses paid or
          --------
incurred by Administrative Agent incident to this Agreement and the Loan Documents, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Agreement and any related documents.
(f)
(g)       ENTIRETIES.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
          ----------
PARTIES ABOUT THE SUBJECT MATTER OF THIS AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
(h)
(i)       Parties.  This Agreement binds and inures to the benefit of Borrower,
          -------
Administrative Agent, Lenders, Guarantors, and their respective successors and assigns, subject to the assignment provisions of Section 13.13.
(j)
(k) The parties hereto have executed this Agreement in multiple counterparts on the date stated on the signature pages hereto, but effective as of Restatement Effective Date.
(l)

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE FOLLOWS.]

Signature Page to that certain First Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date first stated above and effective as of the Restatement Effective Date, among CoorsTek, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, Increasing Lenders, and Guarantors.

COORSTEK, INC., as Borrower                  By /s/ John K. Coors
                                             ---------------------
                                             John K. Coors
                                             CEO and President

BANK OF AMERICA, N.A., as                    By /s/ Richard L. Nichols, Jr.
Administrative Agent and a Lender            ------------------------------
                                             Richard L. Nichols, Jr.
                                             Managing Director

ABN AMRO BANK N. V., N.A., as a Lender       By /s/ John E. Robertson
                                             -------------------------
                                             John E. Robertson
                                             Group Vice President

                                             By /s/ Peter J. Mallan
                                             ----------------------
                                             Peter J. Mallan
                                             Assistant Vice President


THE BANK OF NEW YORK, N.A., as a Lender      By /s/ Robert Bessar
                                             ---------------------
                                             Robert Bessar
                                             Vice President

BANK ONE, N.A., as a Lender                  By /s/ Stephanie Mack
                                             ---------------------
                                             Stephanie Mack
                                             Commercial Banking Officer


COMERICA WEST INCORPORATED, N.A., as a       By /s/ Eoin P. Collins
Lender                                       ----------------------
                                             Eoin P. Collins
                                             Assistant Vice President


CREDIT LYONNAIS NEW YORK BRANCH, N.A.,       By /s/ Attila Koc
as a Lender                                  -----------------
                                             Attila Koc
                                             Senior Vice President

THE DAI-ICHI KANGYO BANK, LTD., N.A.,        By /s/ Christopher Fahey
as a Lender                                  ------------------------
                                             Christopher Fahey
                                             Vice President

DRESONER BANK AG NEW YORK AND
GRAND CAYMAN BRACHES, N.A., as a Lender      By /s/ Richard Morris
                                             ---------------------
                                             Richard Morris
                                             Senior Vice President

                                             By /s/ Vincent Carotenuto
                                             -------------------------
                                             Vincent Carotenuto
                                             Assistant Vice President

Signature Page to that certain First Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date first stated above and effective as of the Restatement Effective Date, among CoorsTek, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, Increasing Lenders, and Guarantors.

FLEET NATIONAL BANK, N.A., as a Lender       By /s/ Jeffrey Lynch
                                             --------------------
                                             Jeffrey Lynch
                                             Managing Director

HARRIS TRUST AND SAVINGS BANK, N.A.,         By /s/ Scott M. Ferris
as a Lender                                  ----------------------
                                             Scott M. Ferris
                                             Managing Director

IKB DEUTSCHE INDUSTRIEBANK AG
LUXEMBOURGH BRANCH, N.A., as a Lender        By /s/ Manfred Ziwey
                                             --------------------
                                             Manfred Ziwey
                                             Director

                                             By /s/ Albrecht Perrin
                                             Albrecht Perrin
                                             Manager

KEYBANK NATIONAL ASSOC., N.A., as a Lender   By /s/ Thomas A. Crandell
                                             -------------------------
                                             Thomas A. Crandell
                                             Senior Vice President

KZH LANGDALE LLC, N.A., as a Lender          By /s/ Susan Lee
                                             ----------------
                                             Susan Lee
                                             Authorized Agent

PROMETHEUR INVESTMENT FUNDING
NO. 1 LTD, N.A., as a Lender                 By /s/ CPF Asset Advisory, LP.
                                             ------------------------------
                                             Asset Advisory, LP.
                                             Investment Manager

                                             By /s/ Sylvia K. Cheng
                                             ----------------------
                                             Sylvia K. Cheng
                                             Director

                                             By /s/ Chris C. Yu
                                             ------------------
                                             Chris C. Yu
                                             Associate Director

U. S. BANK, N.A., as a Lender                By /s/ Wesley G. Zepelin
                                             ------------------------
                                             Wesley G. Zepelin
                                             Vice President

WELLS FARGO BANK WEST, N.A., as a Lender     By /s/ John R. Hall
                                             -------------------
                                             John R. Hall
                                             Vice President

WELLS FARGO BANK WEST, N.A., as a Lender     By /s/ John R. Hall
                                             -------------------
                                             John R. Hall
                                             Vice President

                            GUARANTOR ACKNOWLEDGMENT

     As an inducement to Administrative Agent, Required Lenders, and Increasing Lenders to execute and Increasing Lenders to execute and deliver this Agreement, the undersigned Guarantor hereby ( i ) acknowledges that it has received and reviewed this Agreement and consents to the agreements in this Agreement, including, without limitation, the increased Revolver Commitment, ( ii ) agrees that the execution, delivery, and performance of this Agreement and this acknowledgment shall in no way release, diminish, impair, reduce, or otherwise affect the obligations and liabilities of the undersigned Guarantor under any Collateral Document executed by the undersign4ee Guarantor in connection with the execution of the Existing Agreement (as defined in the Agreement), which collateral Documents shall continue in full force and effect, ( iii ) ratifies and confirms all Liens, Guaranties, and Rights under the Collateral Documents, and ( iv ) acknowledges and confirms that certain of the representations and warranties contained in this Agreement apply to the undersigned. This acknowledgment shall be binding upon the undersigned Guarantor, and its successors and assigns, and shall inure to the benefit of Administrative Agent and Lenders, and their respective successors and assigns.

     EXECUTED to be effective as of the date first state above.



                           Alumina Ceramics, Inc.,
                           as a Guarantor

                           Coors Ceramicon Designs Ltd. d/b/a Coors Tetrafluor, as a Guarantor

                           Coors Technical Ceramics Company,
                           as a Guarantor

                           Coors Wear Products, Inc.,
                           as a Guarantor

                           Edwards Enterprises,
                           as a Guarantor

                           Wilbanks International, Inc.,
                           as a Guarantor

                           By /s/ John K. Coors
                           ---------------------
                           John K. Coors
                           President

--------------------------------------------------------------------------------
                   COORSTEK, INC. - REPLACEMENT SCHEDULE 2.1
--------------------------------------------------------------------------------
                    (As of the Restatement Effective Date)
--------------------------------------------------------------------------------
                            Lenders and Commitments
--------------------------------------------------------------------------------

===========================================================================================================================
               Name and Address of Lender                       Revolver Facility               Term Loan B Facility
---------------------------------------------------------------------------------------------------------------------------
                                                                             Commitment                        Commitment
                                                           Committed Sums    Percentage     Committed Sums*    Percentage
===========================================================================================================================
Bank of America, N.A.                                      $ 9,500,000.00   7.6000000000%   $            -    0.0000000000%
---------------------------------------------------------------------------------------------------------------------------
Attn:  Ms. Theresa Belk
---------------------------------------------------------------------------------------------------------------------------
901 Main Street, 14th Floor
---------------------------------------------------------------------------------------------------------------------------
Dallas, TX 75202
---------------------------------------------------------------------------------------------------------------------------
214-209-9177; 214-209-2515 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank, N.V.                                        $15,303,808.61  12.2430468880%   $            -    0.0000000000%
---------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. John Robertson
---------------------------------------------------------------------------------------------------------------------------
135 South LaSalle Street, Suite 625
---------------------------------------------------------------------------------------------------------------------------
Chicago, IL 60603
---------------------------------------------------------------------------------------------------------------------------
312-904-4912; 312-904-7794 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Athena CDO, Limited                                        $            -   0.0000000000%   $ 1,076,481.01    1.3746405440%
---------------------------------------------------------------------------------------------------------------------------
c/o Pacific Investment Management Co.
---------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Raymond G. Kennedy
---------------------------------------------------------------------------------------------------------------------------
840 Newport Center Dr., Suite 300
---------------------------------------------------------------------------------------------------------------------------
Newport Beach, CA 92660
---------------------------------------------------------------------------------------------------------------------------
949-720-6235; 949-720-6244 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
The Bank of New York                                       $ 8,267,693.44   6.6141547520%   $            -    0.0000000000%
---------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Robert Besser
---------------------------------------------------------------------------------------------------------------------------
10990 Wilshire Blvd., Suite 1125
---------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA 90024
---------------------------------------------------------------------------------------------------------------------------
310-996-8663; 310-996-8667 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Bank One, N.A.                                             $ 4,750,000.00   3.8000000000%   $            -    0.0000000000%
---------------------------------------------------------------------------------------------------------------------------
Attn: Mr. Anthony B. Mathews, Senior Vice President
---------------------------------------------------------------------------------------------------------------------------
777 South Figueroa St., 4th Floor
---------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA 90017
---------------------------------------------------------------------------------------------------------------------------
213-683-4957; 213-683-4999 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CAPTIVA III Finance Ltd.                                   $            -   0.0000000000%   $ 2,073,145.47    2.6473685366%
---------------------------------------------------------------------------------------------------------------------------
c/o Pacific Investment Management Co.
---------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Raymond G. Kennedy
---------------------------------------------------------------------------------------------------------------------------
840 Newport Center Dr., Suite 300
---------------------------------------------------------------------------------------------------------------------------
Newport Beach, CA 92660
---------------------------------------------------------------------------------------------------------------------------
949-720-6235; 949-720-6244 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Catalina CDO Ltd.                                          $            -   0.0000000000%   $ 1,412,832.98    1.8041539778%
---------------------------------------------------------------------------------------------------------------------------
c/o Pacific Investment Management Co.
---------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Raymond G. Kennedy
---------------------------------------------------------------------------------------------------------------------------
840 Newport Center Dr., Suite 300
---------------------------------------------------------------------------------------------------------------------------
Newport Beach, CA 92660
---------------------------------------------------------------------------------------------------------------------------
949-720-6235; 949-720-6244 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Comerica West Incorporated                                 $ 7,174,025.22   5.7392201760%   $ 1,722,371.94    2.1994278381%
---------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Eoin P. Collins, Account Officer
---------------------------------------------------------------------------------------------------------------------------
3980 Howard Hughes Pkwy., Suite 350
---------------------------------------------------------------------------------------------------------------------------
Las Vegas, NV 89109
---------------------------------------------------------------------------------------------------------------------------
702-791-4802; 702-791-2371 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Credit Lyonnais New York Branch                            $ 2,638,888.89   2.1111111120%   $ 3,767,554.70    4.8110773848%
---------------------------------------------------------------------------------------------------------------------------
Attn: Mr. Robert Nelson
---------------------------------------------------------------------------------------------------------------------------
2200 Ross Avenue, Suite 4400 West
---------------------------------------------------------------------------------------------------------------------------
Dallas, TX 75201
---------------------------------------------------------------------------------------------------------------------------
214-220-2333; 214-220-2323 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
The Dai-Ichi Kangyo Bank, Ltd.                             $            -   0.0000000000%   $ 3,767,554.70    4.8110773848%
---------------------------------------------------------------------------------------------------------------------------
Attn: Mr. Christopher Fahey, Vice President
---------------------------------------------------------------------------------------------------------------------------
One World Trade Center, Suite 4911
---------------------------------------------------------------------------------------------------------------------------
New York NY 10048
---------------------------------------------------------------------------------------------------------------------------
212-432-6648; 212-488-8955 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
DELANO Company                                             $            -   0.0000000000%   $ 2,825,666.02    3.6083080322%
---------------------------------------------------------------------------------------------------------------------------
c/o Pacific Investment Management Co.
---------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Raymond G. Kennedy
---------------------------------------------------------------------------------------------------------------------------
840 Newport Center Dr., Suite 300
---------------------------------------------------------------------------------------------------------------------------
Newport Beach, CA 92660
---------------------------------------------------------------------------------------------------------------------------
949-720-6235; 949-720-6244 (fax)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG New York and Grand Cayman Branches         $8,708,333.33   6.9666666640%    $           -    0.0000000000%
---------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Richard Morris, Senior Vice President
---------------------------------------------------------------------------------------------------------------------------
75 Wall Street
---------------------------------------------------------------------------------------------------------------------------
New York, NY 10005-2889
---------------------------------------------------------------------------------------------------------------------------
212-429-2250; 212-429-2524 (fax)
===========================================================================================================================

===================================================================================================
                                                                      Total Commitment
---------------------------------------------------------------------------------------------------
               Name and Address of Lender                     Amount                  Percentage
===================================================================================================
Bank of America, N.A.                                     $ 9,500,000.00             4.6726673553%
---------------------------------------------------------------------------------------------------
Attn:  Ms. Theresa Belk
---------------------------------------------------------------------------------------------------
901 Main Street, 14th Floor
---------------------------------------------------------------------------------------------------
Dallas, TX 75202
---------------------------------------------------------------------------------------------------
214-209-9177; 214-209-2515 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ABN AMRO Bank, N.V.                                       $15,303,808.61             7.5273270424%
---------------------------------------------------------------------------------------------------
Attn:  Mr. John Robertson
---------------------------------------------------------------------------------------------------
135 South LaSalle Street, Suite 625
---------------------------------------------------------------------------------------------------
Chicago, IL 60603
---------------------------------------------------------------------------------------------------
312-904-4912; 312-904-7794 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Athena CDO, Limited                                       $ 1,076,481.01             0.5294776499%
---------------------------------------------------------------------------------------------------
c/o Pacific Investment Management Co.
---------------------------------------------------------------------------------------------------
Attn:  Mr. Raymond G. Kennedy
---------------------------------------------------------------------------------------------------
840 Newport Center Dr., Suite 300
---------------------------------------------------------------------------------------------------
Newport Beach, CA 92660
---------------------------------------------------------------------------------------------------
949-720-6235; 949-720-6244 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
The Bank of New York                                      $ 8,267,693.44             4.0665453937%
---------------------------------------------------------------------------------------------------
Attn:  Mr. Robert Besser
---------------------------------------------------------------------------------------------------
10990 Wilshire Blvd., Suite 1125
---------------------------------------------------------------------------------------------------
Los Angeles, CA 90024
---------------------------------------------------------------------------------------------------
310-996-8663; 310-996-8667 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Bank One, N.A.                                            $ 4,750,000.00             2.3363336776%
---------------------------------------------------------------------------------------------------
Attn: Mr. Anthony B. Mathews, Senior Vice President
---------------------------------------------------------------------------------------------------
777 South Figueroa St., 4th Floor
---------------------------------------------------------------------------------------------------
Los Angeles, CA 90017
---------------------------------------------------------------------------------------------------
213-683-4957; 213-683-4999 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CAPTIVA III Finance Ltd.                                  $ 2,073,146.47             1.0196972456%
---------------------------------------------------------------------------------------------------
c/o Pacific Investment Management Co.
---------------------------------------------------------------------------------------------------
Attn:  Mr. Raymond G. Kennedy
---------------------------------------------------------------------------------------------------
840 Newport Center Dr., Suite 300
---------------------------------------------------------------------------------------------------
Newport Beach, CA 92660
---------------------------------------------------------------------------------------------------
949-720-6235; 949-720-6244 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Catalina CDO Ltd.                                         $ 1,412,832.98             0.6949156362%
---------------------------------------------------------------------------------------------------
c/o Pacific Investment Management Co.
---------------------------------------------------------------------------------------------------
Attn:  Mr. Raymond G. Kennedy
---------------------------------------------------------------------------------------------------
840 Newport Center Dr., Suite 300
---------------------------------------------------------------------------------------------------
Newport Beach, CA 92660
---------------------------------------------------------------------------------------------------
949-720-6235; 949-720-6244 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Comerica West Incorporated                                $ 8,896,397.16             4.3757794304%
---------------------------------------------------------------------------------------------------
Attn:  Mr. Eoin P. Collins, Account Officer
---------------------------------------------------------------------------------------------------
3980 Howard Hughes Pkwy., Suite 350
---------------------------------------------------------------------------------------------------
Las Vegas, NV 89109
---------------------------------------------------------------------------------------------------
702-791-4802; 702-791-2371 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Credit Lyonnais New York Branch                           $ 6,406,443.59             3.1510715607%
---------------------------------------------------------------------------------------------------
Attn: Mr. Robert Nelson
---------------------------------------------------------------------------------------------------
2200 Ross Avenue, Suite 4400 West
---------------------------------------------------------------------------------------------------
Dallas, TX 75201
---------------------------------------------------------------------------------------------------
214-220-2333; 214-220-2323 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
The Dai-Ichi Kangyo Bank, Ltd.                            $ 3,767,554.70             1.8531084059%
---------------------------------------------------------------------------------------------------
Attn: Mr. Christopher Fahey, Vice President
---------------------------------------------------------------------------------------------------
One World Trade Center, Suite 4911
---------------------------------------------------------------------------------------------------
New York NY 10048
---------------------------------------------------------------------------------------------------
212-432-6648; 212-488-8955 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
DELANO Company                                            $ 2,825,666.02             1.3898313020%
---------------------------------------------------------------------------------------------------
c/o Pacific Investment Management Co.
---------------------------------------------------------------------------------------------------
Attn:  Mr. Raymond G. Kennedy
---------------------------------------------------------------------------------------------------
840 Newport Center Dr., Suite 300
---------------------------------------------------------------------------------------------------
Newport Beach, CA 92660
---------------------------------------------------------------------------------------------------
949-720-6235; 949-720-6244 (fax)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Dresdner Bank AG New York and Grand Cayman Branches       $ 8,708,333.33             4.2832784074%
---------------------------------------------------------------------------------------------------
Attn:  Mr. Richard Morris, Senior Vice President
---------------------------------------------------------------------------------------------------
75 Wall Street
---------------------------------------------------------------------------------------------------
New York, NY 10005-2889
---------------------------------------------------------------------------------------------------
212-429-2250; 212-429-2524 (fax)
===================================================================================================

===================================================================================================================================
Name and Address of Lender               Revolver Facility              Term Loan B Facility                Total Commitment
===================================================================================================================================
                                                      Commitment                       Commitment
                                    Committed Sums    Percentage    Committed Sums*    Percentage        Amount        Percentage
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Firstar Bank                         $ 5,277,777.78  4.2222222240%   $ 3,767,554.70   4.8110773848%   $ 9,045,332.48  4.4490347155%
-----------------------------------------------------------------------------------------------------------------------------------
(formerly Mercantile Bank
-----------------------------------------------------------------------------------------------------------------------------------
National Association)
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  John C. Billings,
-----------------------------------------------------------------------------------------------------------------------------------
Senior Vice President
-----------------------------------------------------------------------------------------------------------------------------------
Firstar Plaza, 12th Floor
-----------------------------------------------------------------------------------------------------------------------------------
St. Louis, MO 63101
-----------------------------------------------------------------------------------------------------------------------------------
314-418-1348; 314-418-3859 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Fleet National Bank                  $11,609,364.17  9.2874913360%   $ 3,767,554.70   4.8110773848%   $15,376,918.87  7.5632870346%
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Jeffrey C. Lynch,
-----------------------------------------------------------------------------------------------------------------------------------
Senior Vice President
-----------------------------------------------------------------------------------------------------------------------------------
100 Federal Street
-----------------------------------------------------------------------------------------------------------------------------------
Mailstop: MADE 10010A
-----------------------------------------------------------------------------------------------------------------------------------
Boston, MA 02110
-----------------------------------------------------------------------------------------------------------------------------------
617-434-3974; 617-434-0601 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Franklin Floating Rate Trust         $            -  0.0000000000%   $ 4,709,443.35   6.0138466990%   $ 4,709,443.35  2.3163854951%
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Matt Gregory
-----------------------------------------------------------------------------------------------------------------------------------
777 Mariners Island Blvd.
-----------------------------------------------------------------------------------------------------------------------------------
San Mateo, CA 94403-7777
-----------------------------------------------------------------------------------------------------------------------------------
650-312-3309; 650-312-3346 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The Fuji Bank, Limited               $ 5,277,777.78  4.2222222240%   $ 3,767,554.70   4.8110773848%   $ 9,045,332.48  4.4490347155%
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Hiro Negi, Vice President
-----------------------------------------------------------------------------------------------------------------------------------
333 S. Hope St., 39th Floor
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA 90071
-----------------------------------------------------------------------------------------------------------------------------------
213-253-4186; 213-253-4175 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corporation $            -  0.0000000000%   $16,483,051.78  21.0484635168%   $16,483,051.78  8.1073492598%
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Ms. Mei Nishiwaki
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Finance
-----------------------------------------------------------------------------------------------------------------------------------
201 High Ridge Road
-----------------------------------------------------------------------------------------------------------------------------------
Stamford, CT 06927-5100
-----------------------------------------------------------------------------------------------------------------------------------
203-316-7874; 203-602-8335 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Harris Trust and Savings Bank        $ 8,443,570.98  6.7548567840%   $ 3,767,554.68   4.8110773592%   $12,211,125.66  6.0061608676%
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Ms. Katie Collins
-----------------------------------------------------------------------------------------------------------------------------------
111 W. Monroe St., 10th Floor
-----------------------------------------------------------------------------------------------------------------------------------
Chicago, IL 60603
-----------------------------------------------------------------------------------------------------------------------------------
312-461-4803; 312-293-5041 (fax)
-----------------------------------------------------------------------------------------------------------------------------------
IKB Deutsche Industriebank AG
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Luxembourg Branch                    $ 3,430,555.55  2.7444444400%   $ 3,767,554.70   4.8110773848%   $ 7,198,110.25  3.5404605037%
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Juergen Maehler
-----------------------------------------------------------------------------------------------------------------------------------
Wilhelm-Botzkes-Strasse 1
-----------------------------------------------------------------------------------------------------------------------------------
40474 Dusseldorf
-----------------------------------------------------------------------------------------------------------------------------------
Germany
-----------------------------------------------------------------------------------------------------------------------------------
011-49-211-8221-4957;
-----------------------------------------------------------------------------------------------------------------------------------
011-49-211-8221-2957(fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
KeyBank National Association         $ 8,443,570.98  6.7548567840%   $            -   0.0000000000%   $ 8,443,570.98  4.1530524716%
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Tom Crandell
-----------------------------------------------------------------------------------------------------------------------------------
601 108th Avenue N.E.
-----------------------------------------------------------------------------------------------------------------------------------
5th Floor
-----------------------------------------------------------------------------------------------------------------------------------
Bellevue, WA 98004
-----------------------------------------------------------------------------------------------------------------------------------
425-709-4571; 425-709-4587 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
KZH Langdale LLC                     $            -  0.0000000000%   $   441,628.44   0.5639489720%   $   441,628.44  0.2172192416%
-----------------------------------------------------------------------------------------------------------------------------------
c/o The Chase Manhattan Bank
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Ms. Virginia Conway
-----------------------------------------------------------------------------------------------------------------------------------
140 East 45th Street, 11th Floor
-----------------------------------------------------------------------------------------------------------------------------------
New York, NY 10017
-----------------------------------------------------------------------------------------------------------------------------------
212-622-9353; 212-622-0123 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
KZH Soleil LLC                       $            -  0.0000000000%   $ 2,354,721.68   3.0069233559%   $ 2,354,721.68  1.1581927500%
-----------------------------------------------------------------------------------------------------------------------------------
c/o The Chase Manhattan Bank
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Ms. Virginia Conway
-----------------------------------------------------------------------------------------------------------------------------------
140 East 45th Street, 11th Floor
-----------------------------------------------------------------------------------------------------------------------------------
New York, NY 10017
-----------------------------------------------------------------------------------------------------------------------------------
212-622-9353; 212-622-0123 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
KZH Soleil-2 LLC                     $            -  0.0000000000%   $ 7,064,165.05   9.0207700804%   $ 7,064,165.05  3.4745782549%
-----------------------------------------------------------------------------------------------------------------------------------
c/o The Chase Manhattan Bank
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Ms. Virginia Conway
-----------------------------------------------------------------------------------------------------------------------------------
140 East 45th Street, 11th Floor
-----------------------------------------------------------------------------------------------------------------------------------
New York, NY 10017
-----------------------------------------------------------------------------------------------------------------------------------
212-622-9353; 212-622-0123 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prometheus Investment Funding
-----------------------------------------------------------------------------------------------------------------------------------
No. 1 Ltd.                           $            -  0.0000000000%   $ 7,064,165.05   9.0207700804%   $ 7,064,165.05  3.4745782549%
-----------------------------------------------------------------------------------------------------------------------------------
c/o Bayerische Hypo- und Vereinsbank
-----------------------------------------------------------------------------------------------------------------------------------
AG, New York Branch
-----------------------------------------------------------------------------------------------------------------------------------
Attn:  Ms. Sylvia K. Cheng, Director
-----------------------------------------------------------------------------------------------------------------------------------
150 East 42nd Street, 30th Floor
-----------------------------------------------------------------------------------------------------------------------------------
New York, NY 10017-4679
-----------------------------------------------------------------------------------------------------------------------------------
212-672-5386; 212-672-5591 (fax)
-----------------------------------------------------------------------------------------------------------------------------------

* Reflect reductions in outstanding balance as of January 11, 2001

------------------------------------------------------------------------------------------------------------------------------------
          Name and Address of Lender          Revolver Facility            Term Loan B Facility              Total Commitment
------------------------------------------------------------------------------------------------------------------------------------
                                                          Commitment                     Commitment
                                          Committed Sums  Percentage   Committed Sums*   Percentage        Amount       Percentage
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
U.S. Bank N.A.                            12,401,030.83  9.9208246640% $ 4,709,443.35  6.0138466990%  $ 17,110,474.18  8.4159530667%
------------------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. Wes Zepilin
------------------------------------------------------------------------------------------------------------------------------------
950 17th Street
------------------------------------------------------------------------------------------------------------------------------------
Suite 300, CNDT0312
------------------------------------------------------------------------------------------------------------------------------------
Denver, CO  80202
------------------------------------------------------------------------------------------------------------------------------------
303-585-4235; 303-585-6273 (fax)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank West, N.A.             $ 13,773,602.44 11.0188819520% $            -  0.0000000000%  $ 13,773,602.44  6.7746802617%
------------------------------------------------------------------------------------------------------------------------------------
(formerly Norwest Bank Colorado, N.A.)
------------------------------------------------------------------------------------------------------------------------------------
Attn:  Mr. John R. Hall, Vice President
------------------------------------------------------------------------------------------------------------------------------------
C7301-031
------------------------------------------------------------------------------------------------------------------------------------
1740 Broadway
------------------------------------------------------------------------------------------------------------------------------------
Denver, CO  80274
------------------------------------------------------------------------------------------------------------------------------------
303-863-5180; 303-863-6670 (fax)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total                                   $125,000,000.00        100.00% $78,310,000.00        100.00%  $ 203,310,000.00       100.00%
------------------------------------------------------------------------------------------------------------------------------------

                           REPLACEMENT SCHEDULE 8.3
                           ------------------------

                                 SUBSIDIARIES
                                 ------------
                               (CoorsTek, Inc.)

A.    DOMESTIC SUBSIDIARIES

----------------------------------------------------------------------------------------------------------------------
 Name of Entity                       Type of          Jurisdiction of   Jurisdiction(s) Owned By (% of Ownership)
                                      Entity             Formation            Where
                                                                            Qualified
----------------------------------------------------------------------------------------------------------------------
1.    Alumina Ceramics, Inc.          1.  Corp         1.  AR             1.  n/a        CoorsTek, Inc. (100%)
----------------------------------------------------------------------------------------------------------------------
2.    Coors Ceramicon                 2.  Corp         2.  CO              2.  CA        CoorsTek, Inc. (100%)
Designs, Ltd.
----------------------------------------------------------------------------------------------------------------------
3.    Coors Technical                 3.  Corp         3.  TN          3.  CA, OK, TX    CoorsTek, Inc. (100%)
Ceramics Company
----------------------------------------------------------------------------------------------------------------------
4.    Coors Wear Products,            4.  Corp         4.  CO            4.  PA, WV      CoorsTek, Inc. (100%)
Inc.
----------------------------------------------------------------------------------------------------------------------
5.    Edwards Enterprises             5.  Corp         5.  CA              5.  TX        CoorsTek, Inc. (100%)
----------------------------------------------------------------------------------------------------------------------
6.    Wilbanks International,         6.  Corp         6.  OR             6.  n/a        CoorsTek, Inc. (100%)
Inc.
----------------------------------------------------------------------------------------------------------------------
7.    CoorsTek Norway, Inc.           7.  Corp         7.  CO             7.  n/a        CoorsTek, Inc. (100%)
----------------------------------------------------------------------------------------------------------------------
8.    CoorsTek Texas Holding          8.  Corp         8.  DE             8.  n/a        Coors Technical Ceramics
Company                                                                                  Company (100%)
----------------------------------------------------------------------------------------------------------------------
9.    CoorsTek Austin, L.P.           9.  P-ship       9.  TX             9.  n/a        CoorsTek Texas Holding
                                                                                         Company (99%) (LP)
                                                                                         Coors Technical Ceramics
                                                                                         Company (1%) (GP)
---------------------------------------------------------------------------------------------------------------------

B.    FOREIGN SUBSIDIARIES

---------------------------------------------------------------------------------------------------------------------
Name of Entity                      Type of     Jurisdiction of      Jurisdiction(s)      Owned By (% of Ownership)
                                    Entity         Formation         Where Qualified
---------------------------------------------------------------------------------------------------------------------
1.    Coors Ceramics               1.  Corp      1.  Scotland            1.  n/a         CoorsTek, Inc. (100%)
Company Limited (Material)
---------------------------------------------------------------------------------------------------------------------
2.    Coors Ceramics               2.  Corp       2.  Germany            2.  n/a         CoorsTek, Inc. (100%)
GmbH
---------------------------------------------------------------------------------------------------------------------
3.    CoorsTek Korea Co.           3.  Corp      3.  Korea               3.  n/a         CoorsTek, Inc. (100%)
Ltd.
---------------------------------------------------------------------------------------------------------------------
4.    CoorsTek                     4.  Corp      4.  Barbados            4.  n/a         CoorsTek, Inc. (100%)
International Sales
Corporation
---------------------------------------------------------------------------------------------------------------------
5.    CoorsTek Foreign             5.  Corp      5.  Barbados            5.  n/a         1.  CoorsTek, Inc. (100%)
Sales Corporation
---------------------------------------------------------------------------------------------------------------------